                                                                    Exhibit 99.1

                                  News Release



        AK STEEL REPORTS NET INCOME OF $16.2 MILLION FOR SECOND QUARTER:
   EARNINGS PROPELLED BY NEARLY 1 MILLION TONS OF AUTOMOTIVE MARKET SHIPMENTS

MIDDLETOWN, OH, July 19, 2002 -- AK Steel (NYSE: AKS) today reported net income of $16.2 million, or $0.15 per diluted share of common stock, for the second quarter of 2002. The company said earnings were bolstered, in part, by record automotive market shipments of nearly 1 million tons. AK Steel said the 952,000 tons of automotive market shipments in the quarter surpassed by 15% its previous record of 827,000 tons, set in the first quarter of 2002. Total second quarter shipments of 1,504,500 tons were a record 94.1% value-added.

     Included in the second quarter results were two non-recurring items that together resulted in positive net income of $0.07 per share. The first non-recurring item was a favorable net after-tax benefit of $0.14 per diluted share of common stock related to insurance settlements reached during the second quarter. The other non-recurring item was equal to a net loss of $0.07 per diluted share of common stock related to sale of the company's former Sawhill Tubular Division in April, as well as a second quarter loss from that discontinued operation. Excluding the two non-recurring items, earnings were $0.08 per diluted share of common stock.

     Revenues for the quarter were $1,141.5 million, or about 16% higher than the $984.2 million recorded in the year-ago second quarter. Operating profit in the second quarter of 2002 was $69.9 million, or $46 per ton shipped. Excluding the net insurance settlements, operating profit was $46 million, or $31 per ton shipped, an improvement of $55 per ton compared to the first quarter of 2002.

     AK Steel said its average flat-rolled selling price in the second quarter was up nearly 7% to $708 per ton, compared to $663 per ton in the first quarter. The company said its average selling price was higher due to increased shipments to automotive and other value-added customers, and to the effects of transaction price increases for the company's spot market business.

     "AK Steel employees again have proved why their names occupy so much space in steelmaking record books," said Chairman, President and CEO Richard M. Wardrop, Jr. "They have again answered the challenge by turning in strong safety, quality, productivity and cost performances in what remains a very difficult market place."

     AK Steel, headquartered in Middletown, produces flat-rolled carbon, stainless and electrical steel products for automotive, appliance, construction and manufacturing markets, as well as tubular steel products. AK Steel has steel producing and finishing facilities in Middletown, Coshocton, Mansfield, Walbridge, and Zanesville, Ohio; Ashland, Kentucky; Rockport, Indiana; and Butler, Pennsylvania. AK Steel also produces snow and ice control products, and operates a major industrial park on the Houston, Texas ship channel.

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



                    Statement of Income & Earnings Per Share
                    ----------------------------------------
             (Dollars and shares in millions, except per share data)

                                                        Three Months Ended              Six Months Ended
                                                              June 30,                       June 30,
                                                     -------------------------      -------------------------
                                                        2002            2001           2002            2001
                                                     ---------       ---------      ---------       ---------
Shipments (000 tons)                                   1,504.5         1,439.6        2,940.2         2,877.4

Net Sales                                            $ 1,141.5       $   984.2      $ 2,109.2       $ 1,940.0
Cost of products sold                                    975.6           827.1        1,854.7         1,651.4
Selling and administrative expenses                       64.3            62.7          129.8           124.2
Depreciation                                              55.6            58.0          113.0           116.0

Insurance settlement                                     (23.9)              -          (23.9)              -
                                                     ---------       ---------      ---------       ---------
  Total operating costs                                1,071.6           947.8        2,073.6         1,891.6

Operating profit                                          69.9            36.4           35.6            48.4
Interest expense                                          34.7            33.1           66.5            67.5

Gain on sale of Anthem stock                                 -               -           24.1               -
Other income                                               2.1             1.9            2.6             3.7
                                                     ---------       ---------      ---------       ---------

Income (loss) before income taxes                         37.3             5.2           (4.2)          (15.4)

Income tax provision (benefit)                            13.8             1.9           (1.6)           (5.7)
                                                     ---------       ---------      ---------       ---------
Income (loss) from continuing operations                  23.5             3.3           (2.6)           (9.7)

Loss from discontinued operations, net of tax              1.0             0.6            0.5             0.4
Loss on sale of Sawhill Tubular, net of tax                6.3               -            6.3               -
                                                     ---------       ---------      ---------       ---------
Net income (loss)                                         16.2             2.7           (9.4)          (10.1)
                                                     =========       =========      =========       =========

Less preferred stock dividends                               -             0.3              -             0.5
Net income (loss) applicable to common stock         $    16.2       $     2.4      $    (9.4)      $   (10.6)

Basic earnings per share:
       Income (loss) from continuing operations      $    0.22       $    0.03      $   (0.03)      $   (0.10)
       Loss from discontinued operations                  0.01            0.01              -               -
       Loss on sale of Sawhill Tubular                    0.06               -           0.06               -
       Net income (loss)                             $    0.15       $    0.02      $   (0.09)      $   (0.10)
                                                     =========       =========      =========       =========
       Weighted average shares outstanding               107.9           107.8          107.9           107.8


Diluted earnings per share:
       Income (loss) from continuing operations      $    0.22       $    0.03      $   (0.03)      $   (0.10)
       Loss from discontinued operations                  0.01            0.01                              -
       Loss on sale of Sawhill Tubular                    0.06               -           0.06               -
                                                     ---------       ---------      ---------       ---------
       Net income (loss)                             $    0.15       $    0.02      $   (0.09)      $   (0.10)
                                                     =========       =========      =========       =========
       Weighted average shares outstanding               108.2           108.0          107.9           107.9

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




                               SECOND QUARTER 2002
                                   (Unaudited)

                            SUPPLEMENTAL INFORMATION
                            ------------------------

                                               Three Months Ended June 30,           Six Months Ended June 30,
                                                --------------------------          --------------------------
                                                  2002              2001              2002              2001
                                                --------          --------          --------          --------
Other data:
 Shipments (thousands of ton)                    1,504.5           1,439.6           2,940.2           2,877.4
 Steel operations selling price per ton         $    708          $    658          $    686          $    655
 Operating profit per ton (1)                   $     31          $     25          $      4          $     17
 Gross margin percentage                            14.5%             16.0%             12.1%             14.9%


     (1) Three and six month ending June 30, 2002 operating profit per ton excludes $23.9 insurance settlement benefit.


                                 STEEL SHIPMENTS
                                 ---------------

                                                         Three Months Ended June 30,           Six Months Ended June 30,
                                                      ----------------------------------     -----------------------------
                                                          2002                2001              2002             2001
                                                      -------------       --------------     ------------     ------------
  Tons Shipped by Product (000's)
  Stainless/Electrical                                       270.9                243.4            519.3            483.3
  Coated                                                     800.3                733.5          1,506.4          1,440.6
  Cold Rolled                                                319.8                360.1            678.7            728.1
  Tubular                                                     24.1                    -             44.8                -
  Hot Rolled                                                  19.0                 27.4             47.2             77.9

  Secondary                                                   70.4                 75.2            143.8            147.5
                                                      -------------       --------------     ------------     ------------
  Total Shipments                                          1,504.5              1,439.6          2,940.2          2,877.4

  Shipments by Product (%)
  Stainless/Electrical                                       18.0%                16.9%            17.7%            16.8%
  Coated                                                     53.2%                51.0%            51.2%            50.1%
  Cold Rolled                                                21.3%                25.0%            23.1%            25.3%
  Tubular                                                     1.6%                 0.0%             1.5%             0.0%
  Hot Rolled                                                  1.3%                 1.9%             1.6%             2.7%
  Secondary                                                   4.6%                 5.2%             4.9%             5.1%
                                                      -------------       --------------     ------------     ------------
  Total Shipments                                           100.0%               100.0%           100.0%           100.0%



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





                           CONSOLIDATED BALANCE SHEETS
                           ---------------------------
                               SECOND QUARTER 2002
                 (Dollars in millions, except per share amounts)
                                   (Unaudited)

                                                                                                June 30,        December 31,
                                                                                                  2002              2001
                                                                                                --------          --------
Current Assets
Cash, cash equivalents and short-term investments                                               $  843.9          $  101.0
Accounts and notes receivables - net                                                               514.2             388.0
Inventories - net                                                                                  824.7             904.6
Current assets held for sale                                                                           -              60.6
Other current assets                                                                                89.1              93.6
                                                                                                --------          --------
Total Current Assets                                                                             2,271.9           1,547.8
                                                                                                --------          --------
Property, plant and equipment                                                                    4,796.0           4,742.9
Accumulated depreciation                                                                        (2,087.5)         (1,974.6)
                                                                                                --------          --------
Property, plant and equipment - net                                                              2,708.5           2,768.3
Noncurrent assets held for sale                                                                        -              24.4
Other                                                                                              788.2             885.3
                                                                                                --------          --------
Total Assets                                                                                    $5,768.6          $5,225.8
                                                                                                ========          ========
Liabilities and Shareholders' Equity
Current Liabilities
Accounts payable                                                                                $  492.6          $  537.6
Other accruals                                                                                     261.9             270.5
Current portion of long-term debt                                                                  627.6              78.0
Current portion of pension & postretirement benefit obligation                                      67.2              68.3
                                                                                                --------          --------
Total Current Liabilities                                                                        1,449.3             954.4
                                                                                                --------          --------
Long-term debt                                                                                   1,322.2           1,324.5
Pension & postretirement benefit obligation                                                      1,788.5           1,740.1
Other liabilities                                                                                  170.3             173.5
                                                                                                --------          --------
Total Liabilities                                                                                4,730.3           4,192.5
                                                                                                --------          --------
Shareholders' Equity

Preferred stock - 259,481 shares outstanding                                                        12.5              12.5

Common stock - authorized 200,000,000 shares of $.01 par value each; 116,285,376 shares
issued; 107,891,942 shares outstanding                                                               1.2               1.2
Additional paid-in capital                                                                       1,809.7           1,807.2
Treasury stock 8,393,434 shares at cost                                                           (122.0)           (120.4)
Retained earnings                                                                                 (663.1)           (667.2)
                                                                                                --------          --------
Total Shareholders' Equity                                                                       1,038.3           1,033.3
                                                                                                --------          --------
Total Liabilities and Shareholders' Equity                                                      $5,768.6          $5,225.8
                                                                                                ========          ========


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



                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                      -------------------------------------
                               SECOND QUARTER 2002
                              (Dollars in millions)
                                   (Unaudited)


                                               Six Months Ended June 30,
                                                 2002           2001
                                                ----------------------
Cash Flow From Operating Activities:
Net income (loss)                               $ (9.4)         $(10.1)
Depreciation                                     113.0           116.0
Amortization                                       5.0             8.1
Deferred taxes                                    44.9            (5.4)
Non-cash special and unusual items                   -               -
Working capital                                  (70.8)          (28.6)
Other                                             38.7           (42.5)
                                                ------          ------
Net Cash Flow From Operating Activities          121.4            37.5
                                                ------          ------
Cash Flow From Investing Activities:
Capital investments                              (53.1)          (45.6)
Discontinued operations                           65.9            15.8
Other                                             71.8            26.2
                                                ------          ------
Net Cash Flow From Investing Activities           84.6            (3.6)
                                                ------          ------

Cash Flow From Financing Activities:
Principal payments on long-term debt              (0.4)           (0.3)
Proceeds on issuance of debt                     538.1               -
Stock transactions                                (1.6)           (1.0)
Preferred stock dividends                            -            (0.5)
Common stock dividends                               -           (13.5)
Other                                              0.8             0.1
                                                ------          ------
Net Cash Flow From Financing Activities          536.9           (15.2)
                                                ------          ------
Net Increase (Decrease) in Cash                  742.9            18.7

Cash, Cash Equivalents and
   Short-Term Investments - Beginning            101.0            86.8
                                                ------          ------
Cash, Cash Equivalents and
   Short-Term Investments - Ending              $843.9          $105.5
                                                ======          ======


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